Exhibit 21.1

List of Subsidiaries of Registrant

Name	Domestic Jurisdiction
1100 Space Park Holding Company, LLC	DE
1100 Space Park, LLC	DE
150 South First Street, LLC	DE
200 Paul Holding Company, LLC	DE
200 Paul, LLC	DE
2045-2055 LaFayette Street, LLC	DE
2334 Lundy Holding Company, LLC	DE
2334 Lundy, LLC	DE
34551 Ardenwood Holding Company, LLC	DE
34551 Ardenwood, LLC	DE
4650 Old Ironsides, LLC	DE
Asbury Park Holdings Limited	United Kingdom
Digital 113 N. Myers, LLC	DE
Digital 125 N. Myers, LLC	DE
Digital 21110 Ridgetop, LLC	DE
Digital 3011 Lafayette, LLC	DE
Digital 833 Chestnut, LLC	DE
Digital 89th Place, LLC	DE
Digital Above, LLC	DE
Digital Aquila, LLC	DE
Digital Arizona Research Park II, LLC	DE
Digital Ashburn CS, LLC	DE
Digital – Bryan Street Partnership, L.P.	TX
Digital – Bryan Street, LLC	DE
Digital Business Trust, LLC	MD
Digital Centreport, L.P.	TX
Digital Chelsea, LLC	DE
Digital Concord Center, LLC	DE
Digital Greenspoint, LLC	DE
Digital Greenspoint, L.P.	TX
Digital Lakeside Holdings, LLC	DE
Digital Lakeside, LLC	DE
Digital Louden, LLC	DE
Digital Luxembourg Holding Co., LLC	DE
Digital Luxembourg Sarl	Luxembourg
Digital Luxembourg II Sarl	Luxembourg
Digital Management Europe, LLC	DE
Digital Midway, L.P.	TX
Digital Midway GP, LLC	DE
Digital Netherlands I B.V.	Netherlands
Digital Netherlands II B.V.	Netherlands
Digital Netherlands III (Dublin) B.V.	Netherlands
Digital Netherlands IV B.V.	Netherlands
Digital Netherlands V B.V.	Netherlands
Digital Netherlands VI (Blanchardstown) B.V.	Netherlands
Digital Netherlands VII B.V.	Netherlands
Digital Phoenix, LLC	DE
Digital Phoenix Van Buren, LLC	DE
Digital Piscataway, LLC	Delaware

List of Subsidiaries of Registrant

Name	Domestic Jurisdiction
Digital Printers Square, LLC	Delaware
Digital Realty (Blanchardstown) Limited	Ireland
Digital Realty (Camperdown House) Limited	Jersey, United Kingdom
Digital Realty (Paris) Sarl	France
Digital Realty Limited	United Kingdom
Digital Realty (Paris 2) SCI	France
Digital Realty (UK) Limited	United Kingdom
Digital Realty Ireland, LLC	DE
Digital Realty Trust, Inc.	MD
Digital Realty Trust, L.P.	MD
Digital Reston, LLC	DE
Digital Services, Inc.	MD
Digital Services Phoenix, LLC	DE
Digital Sixth & Virginia, LLC	DE
Digital Toronto Business Trust	MD
Digital Toronto Nominee, Inc.	BC, Canada
Digital Trade Street, LLC	DE
Digital Vienna, LLC	DE
Digital Waltham, LLC	DE
Digital Winter, LLC	DE
Dreamframe Limited	United Kingdom
Dreamleaf Enterprises Limited	United Kingdom
DRT Centreport, LLC.	DE
DRT Greenspoint, LLC	DE
DRT-Bryan Street, LLC	DE
GIP 7th Street Holding Company, LLC	DE
GIP 7th Street, LLC	DE
GIP Alpha General Partner, LLC	DE
GIP Alpha Limited Partner, LLC	DE
GIP Alpha, L.P.	TX
GIP Fairmont Holding Company, LLC	DE
GIP Fairmont, LLC	DE
GIP Granite Manager, LLC	DE
GIP Granite, L.P.	TX
GIP Stoughton, LLC	DE
GIP Wakefield Holding Company, LLC	DE
GIP Wakefield, LLC	DE
Global Ardenwood Acquisition Company, LLC	DE
Global Ardenwood Member, LLC	DE
Global Ardenwood Property Owner, LLC	DE
Global ASML, LLC	CA
Global Brea Holding Company, LLC	DE
Global Brea, LLC	DE
Global Gold Camp Holding Company, LLC	DE
Global Gold Camp, LLC	DE
Global Granite Limited Partner, LLC	DE
Global Innovation Sunshine Holdings, LLC	DE
Global Kato HG, LLC	CA
Global Lafayette Street Holding Company, LLC	DE
Global Lafayette Street, LLC	DE

List of Subsidiaries of Registrant

Name	Domestic Jurisdiction
Global Lundy Member, LLC	DE
Global Lundy Property Owner, LLC	DE
Global Lundy, LLC	CA
Global Marsh General Partner, LLC	DE
Global Marsh Limited Partner, LLC	DE
Global Marsh Member, LLC	DE
Global Marsh Property Owner, L.P.	TX
Global Miami Acquisition Company, LLC	DE
Global Miami Holding Company, LLC	DE
Global Riverside, LLC	DE
Global Stanford Place II, LLC	DE
Global Webb L.P.	TX
Global Webb, LLC	DE
Global Weehawken Acquisition Company, LLC	DE
Global Weehawken Holding Company, LLC	DE
LBC-Digital Realty Trust Germany 1 GmbH & Co. KG (limited partnership)	Germany
Mapp Holding Co., LLC	CA
Mapp Property, LLC	CA
Sterling Network Services, LLC	DE
Waspar Limited	Ireland